UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): June 14, 2007

BIOFUEL ENERGY CORP. (Exact name of registrant as specified in its charter)

Delaware	001-33530	20-5952523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 Broadway, Suite 1060 Denver, CO 80202
(Address of Principal Executive Offices) (Zip Code) Registrant’s telephone number, including area code: (303) 592-8110
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended, the registrant has today filed a prospectus with the Securities and Exchange Commission relating to the initial public offering of the registrant’s common stock included in Amendment No. 9 to the Registration Statement on Form S-1 (File No. 333-139203).  In connection therewith, the registrant is filing herewith the consent of Deloitte & Touche LLP, Denver, Colorado, independent registered accounting firm, relating to inclusion in such prospectus of the registrant’s financial statements reflecting the effects of the stock split completed by the registrant in connection with the registrant’s initial public offering, as Exhibit 23.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit 23.1     Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of such Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOFUEL ENERGY CORP.
Date: June 14, 2007	By: /s/ Scott H. Pearce
Name: Scott H. Pearce Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm